UNITED STATES DISTRICT COURT
DISTRICT OF SOUTH CAROLINA
GREENVILLE DIVISION

IN RE WORLD ACCEPTANCE CORPORATION DERIVATIVE LITIGATION	Lead Case No. 6:15-cv-02796-MGL (Derivative Action)
This Document Relates To: ALL ACTIONS

NOTICE OF PENDENCY AND PROPOSED
SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

TO:
ALL OWNERS OF COMMON STOCK OF WORLD ACCEPTANCE CORPORATION (“WORLD ACCEPTANCE” OR THE “COMPANY”) AS OF AUGUST 4, 2017 (“CURRENT WORLD ACCEPTANCE SHAREHOLDERS”) (EXCLUDING DEFENDANTS) AND THEIR SUCCESSORS-IN-INTEREST.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY, AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.
IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, SHAREHOLDERS OF WORLD ACCEPTANCE WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.
PLEASE NOTE THAT THIS ACTION IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THIS ACTION.
YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the District of South Carolina (the “Court”) that a proposed Settlement1 has been reached between the parties to a consolidated shareholder derivative action captioned In re World Acceptance Corporation Derivative Litigation, Lead Case No. 6:15-cv-02796-MGL (D.S.C.) (the “Derivative Action”). The terms of the proposed Settlement of the Derivative Action are set forth in the Stipulation. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and which was also filed, along with this Notice, as part of a Form 8-K with the United States Securities and Exchange Commission by the Company on August 29, 2017.

[1] All capitalized terms herein have the same meanings as set forth in the Stipulation and Agreement of Settlement dated August 4, 2017 (the “Stipulation”).

The Derivative Action alleges inter alia, that Defendants are liable to World Acceptance for (i) the Company’s marketing, offering, and/or extension of credit to consumers in violation of federal consumer protection laws under the Individual Defendants’ direction and on their watch; (ii) artificial inflation of the Company’s financial results and stock price contemporaneously with these allegedly improper business activities; (iii) insider selling of World Acceptance stock by certain Defendants; and (iv) causing the Company to repurchase millions of dollars’ worth of its own stock at allegedly artificially inflated prices. The Individual Defendants have denied, and continue to deny, all allegations of wrongdoing or liability asserted in the Derivative Action.
Pursuant to the terms of the Settlement set forth in the Stipulation, World Acceptance agrees to adopt and/or maintain certain Corporate Governance Reforms that are set forth in Exhibit A to the Stipulation within thirty (30) days of the Effective Date of the Stipulation. The Corporate Governance Reforms shall be maintained for a period of no less than five (5) years following the Effective Date of the Derivative Settlement, and include reforms to the Company’s majority voting policy, the formalization of the Non-Executive Chairman role, the appointment of a Director of Compliance, and certain amendments to the Company’s Insider Trading Policy and controls. In addition to the Corporate Governance Reforms, World Acceptance and its Board acknowledge that the Derivative Action was a material causal factor in the Company’s ability to resolve the related Securities Action styled, Epstein v. World Acceptance Corporation, et al., Case No. 6:14-cv-01606-MGL (D.S.C.), within insurance policy limits and without monetary contribution by World Acceptance. The Individual Defendants and/or their insurers also agreed to cause an award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel2 in the total amount of $475,000 (the “Fee and Expense Amount”), and to not oppose an application by Plaintiffs to the Court for service awards not to exceed $2,000 per Plaintiff (“Service Award”), to be paid out of such Fee and Expense Amount awarded by the Court. The Fee and Expense Amount and the Service Award are each subject to approval by the Court.
On November 7, 2017 at 2:00 p.m., a Settlement Hearing will be held before the United States District Court for the District of South Carolina, Greenville Division, 300 East Washington Street, Greenville, South Carolina 29601, before Judge Mary Geiger Lewis, to (i) determine whether the proposed Settlement of the Derivative Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of World Acceptance and its shareholders; (ii) hear and rule on any objections to the proposed Settlement, the proposed Final Order and Judgment, the proposed Fee and Expense Amount, and/or Service Award that are timely submitted as specified below; (iii) determine whether to approve the Fee and Expense Amount and Service Award, and (iv) determine whether the Court should enter the Final Order and Judgment, attached as Exhibit C to the Stipulation, which would dismiss with prejudice the Derivative Action and release the Released Claims.

[2] “Plaintiffs' Counsel” means: (i) Johnson & Weaver, LLP, 600 West Broadway, Suite 1540, San Diego, CA 92101; (ii) The Weiser Law Firm, P.C., 22 Cassatt Avenue, Berwyn, PA 19312; (iii) Hopkins Law Firm, LLC, P.O. Box 1885, Pawleys Island, SC 29585; and (iv) any other law firm that appeared for the Plaintiffs.

Any Current World Acceptance Shareholder may object to the Settlement of the Derivative Action, the proposed Final Order and Judgment, the proposed Fee and Expense Amount, and/or Service Award, and may also (but need not) appear in person or by his, her, or its attorney at the Settlement Hearing. To object, such shareholders must submit a written statement explaining the Person’s or entity’s objection(s) and the reasons for such objection(s) and shall also: (a) submit a written statement identifying such Person’s or entity’s name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel; (b) state the case name and number, In re World Acceptance Corporation Derivative Litigation, Lead Case No. 6:15-cv-02796-MGL (D.S.C.); (c) provide proof of current ownership of World Acceptance common stock, as well as documentary evidence of when such stock ownership was acquired; (d) submit any documentation in support of such objection(s), including clearly identifying any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (e) identify any case—by name, court, and docket number—in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three (3) years; and (f) include a proof of service signed under penalty of perjury. If the shareholder wishes to appear at the Settlement Hearing, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. Such materials must be filed with the Clerk of the United States District Court for the District of South Carolina—Greenville Division and sent by first class mail to the following addresses, postmarked at least twenty-one (21) calendar days before the Settlement Hearing:

THE WEISER LAW FIRM, P.C.
Robert B. Weiser
22 Cassatt Avenue
Berwyn, PA 19312

-and-

JOHNSON & WEAVER, LLP
Frank J. Johnson
600 West Broadway, Suite 1540
San Diego, CA 92101

Counsel for Plaintiffs

KING & SPALDING LLP
B. Warren Pope
1180 Peachtree Street, N.E.
Atlanta, GA 30309

-and-

NEXSEN PRUET, LLC
William W. Wilkins
55 E. Camperdown Way, Suite 400
Greenville, SC 29601

Counsel for Defendants

Any Person or entity who fails to object in the manner described above shall be: (i) deemed to have waived any objection to the Settlement, Final Order and Judgment, Fee and Expense Amount, and/or Service Award; (ii) barred from raising such objection in this Derivative Action, or any other action or proceeding; and (iii) bound by the Final Order and Judgment and the releases of claims therein.
Current World Acceptance Shareholders that have no objection to the Settlement, Final Order and Judgment, Fee and Expense Amount, and/or Service Award do not need to appear at the Settlement Hearing or take any other action.

Inquiries about the Derivative Action or the Settlement may be made to Plaintiffs’ Counsel: Frank J. Johnson, Johnson & Weaver, LLP, 600 West Broadway, Suite 1540, San Diego, CA, 92101, telephone: (619) 230-0063; or Robert B. Weiser, The Weiser Law Firm, P.C., 22 Cassatt Avenue, Berwyn, PA 19312, telephone: (610) 225-2677.

DATED:	August 29, 2017	BY ORDER OF THIS COURT
UNITED STATES DISTRICT COURT
DISTRICT OF SOUTH CAROLINA
GREENVILLE DIVISION

DO NOT CONTACT THE CLERK OF THE COURT
REGARDING THIS NOTICE

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